Exhibit 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of January 22, 2013 by and among ROUSE PROPERTIES, INC., a corporation formed under the laws of the State of Delaware (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of January 12, 2012 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower has advised the Lenders that it intends to prepay the Term Loans by $100,000,000 and has requested that the Lenders increase the aggregate amount of the Revolving Commitments by that same amount, and in connection therewith, the parties desire to amend and waive certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Conditions Precedent.  The effectiveness of this Amendment, including without limitation, the increase of the Revolving Commitment and reallocations contemplated by Section 2 hereof, is subject to receipt by the Administrative Agent of each of the following:

(i)           counterparts of this Amendment executed by the Borrower and all of the Lenders;

(ii)           replacement Revolving Notes executed by the Borrower payable to each Revolving Lender (other than any such Lender who has notified the Administrative Agent that it has elected not to receive a replacement Revolving Note) in the original principal amount of such Revolver Lender’s Revolving Commitment as set forth on Schedule I attached hereto;

(iii)           a Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(iv)           receipt by the Administrative Agent of $100,000,000 in immediately available funds from the Borrower to be applied to prepay the Term Loans (the “Term Loan Prepayment”);

(v)           receipt by the Administrative Agent of a letter, in form and substance satisfactory to the Administrative Agent, from the title company that issued the title insurance policies insuring the Liens of the Security Instruments encumbering the Mortgaged Properties to the effect that that the amendment of the Credit Agreement contemplated by this Amendment does not affect the coverage provided by such policies;

(vi)           evidence that all fees and expenses due and payable to the Administrative Agent, the Lenders and any of their respective Affiliates have been paid, including without limitation, the fees payable under Section 3 below; and

(vii)           such other documents, agreements and instruments as the Administrative Agent may reasonably request.

Section 2.  Reallocations.  The Administrative Agent, the Borrower and each Revolving Lender agree that upon the effectiveness of this Amendment, the amount of such Revolving Lender’s Revolving Commitment as set forth on Schedule I to the Credit Agreement shall be as set forth on Schedule I attached hereto.  Simultaneously with the effectiveness of this Amendment, the Revolving Commitments of each of the Revolving Lenders, the outstanding amount of all outstanding Revolving Loans and the participations of the Revolving Lenders in outstanding Letters of Credit and Swingline Loans shall be reallocated among the Revolving Lenders in accordance with their respective Revolving Commitment Percentages (determined in accordance with the amount of each Revolving Lender’s Revolving Commitment set forth on Schedule I attached hereto), and in order to effect such reallocations, each Revolving Lender whose Revolving Commitment exceeds its Revolving Commitment immediately prior to the effectiveness of this Amendment (each an “Assignee Lender”) shall be deemed to have purchased all right, title and interest in, and all obligations in respect of, the Revolving Commitments of the Lenders whose Revolving Commitments are less than their respective Revolving Commitments immediately prior to the effectiveness of this Amendment (each an “Assignor Lender”), so that the Revolving Commitments of each Revolving Lender will be as set forth on Schedule I attached hereto.  Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Assumptions without the payment of any related assignment fee, and, except for replacement Revolving Notes to be provided to the Assignor Lenders and Assignee Lenders (other than any such Lender who has notified the Administrative Agent that it has elected not to receive a replacement Revolving Note) in the principal amount of their respective Revolving Commitments, no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived).  The Assignor Lenders and Assignee Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to any netting effected by the Administrative Agent) with respect to such reallocations and assignments.

Section 3.  Fees for Revolving Commitment Increases.  The Borrower agrees to pay to the Administrative Agent for the benefit of each Revolving Lender a fee in an amount equal to 0.25% of the amount of the increase of such Revolving Lender’s Revolving Commitment effected pursuant to Section 2 above.

Section 4.  Waiver of Prepayment Premiums.  Each of the Term Loan Lenders waives the requirement that the Borrower pay amounts otherwise payable under Section 2.8(b) as a result of the Term Loan Prepayment.

Section 5.  No Effect on Allocated Balances.  Notwithstanding Section 2.8(d), the Allocated Balances shall not be reduced as a result of the Term Loan Prepayment.

Section 6.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b)           No Conflicts.  The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both:  (a) require any material Governmental Approval or violate in any material respect any Applicable Law (including all Environmental Laws) relating to the Borrower; (ii) conflict with, result in a breach of or constitute a default under (x) the organizational documents of the Borrower, or (y) any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property of the Borrower other than Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties.

Section 7.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 8.  Expenses.  The Borrower shall reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 9.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT TAKING INTO ACCOUNT CONFLICT OF LAW PRINCIPLES).

Section 11.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only.

Section 12.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 13.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed as of the date first above written.

ROUSE PROPERTIES, INC.

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

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Execution Version

[Signature Page to Third Amendment to Credit Agreement for Rouse Properties, Inc.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Winita Lau
Name: Winita Lau
Title: Vice President

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[Signature Page to Third Amendment to Credit Agreement for Rouse Properties, Inc.]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

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[Signature Page to Third Amendment to Credit Agreement for Rouse Properties, Inc.]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Dennis Redpath
Name: Dennis Redpath
Title: Senior Vice President

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[Signature Page to Third Amendment to Credit Agreement for Rouse Properties, Inc.]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

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Signature Page to Third Amendment to Credit Agreement for Rouse Properties, Inc.
January 2013

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ George R. Reynolds
Name: George R. Reynolds
Title: Director

By:	/s/ Perry Forman
Name: Perry Forman
Title: Director

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[Signature Page to Third Amendment to Credit Agreement for Rouse Properties, Inc.]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Noam Azachi
Name: Noam Azachi
Title: Assistant Vice President

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[Signature Page to Third Amendment to Credit Agreement for Rouse Properties, Inc.]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Bill O'Daly
Name: Bill O'Daly
Title: Director

By:	/s/ Michael D'Onofrio
Name: Michael D'Onofrio
Title: Associate

Execution Version

SCHEDULE I

Revolving Commitments

Lender	Revolving Commitment Amount
Wells Fargo Bank, National Association	$53,466,262.98
Royal Bank of Canada	$27,454,440.60
U.S. Bank National Association	$24,224,913.49
Goldman Sachs Bank USA	$15,477,220.30
Deutsche Bank Trust Company Americas	$14,227,220.30
Barclays Bank PLC	$7,574,971.17
Credit Suisse AG, Cayman Islands Branch	$7,574,971.16
TOTAL	$150,000,000

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of January 18, 2013 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and each Secured Party.

WHEREAS, Rouse Properties, Inc., a corporation formed under the laws of the State of Delaware (the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of January 12, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of January 12, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a Third Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend and waive certain terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Secured Parties under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 4.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

BIRCHWOOD MALL, LLC
CACHE VALLEY MALL, LLC
CHULA VISTA CENTER, LP
      By:  Chula Vista GP, LLC, its general partner
COLONY SQUARE MALL L.L.C.
GGP-GATEWAY MALL L.L.C.
LANSING MALL, LLC
MALL ST. VINCENT, LLC
NORTH PLAINS MALL, LLC
SIERRA VISTA MALL, LLC
SILVER LAKE MALL, LLC
SPRING HILL MALL L.L.C.
THREE RIVERS MALL L.L.C.
WESTWOOD MALL, LLC
WHITE MOUNTAIN MALL, LLC

By:	/s/ John A. Wain
Name: John A. Wain
Title: Chief Financial Officer

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